SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                  Commission Only (as permitted
[X] Definitive Additional Materials              by Rule14a-6(e)(2))
[ ] Soliciting Material Under Rule 14a-12


                                NETRO CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

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       (2) Form, Schedule or Registration Statement No.:

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       (3) Filing Party:

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       (4) Date Filed:

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


                                NETRO CORPORATION


May 24, 2000

Dear Fellow Shareholders:

     The Annual Meeting of Netro Corporation is just a few days away. According to our latest records, we have not yet received your proxy. Because the proposal to reincorporate in Delaware requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important. Since time is short and your vote is critical, we have established a method that will enable you to vote by toll-free Proxygram. Please follow the simple steps listed below.

     If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support,


NETRO CORPORATION



                                 [INSTRUCTIONS]

                              [TEXT OF PROXY CARD]